Exhibit 24.1

POWER OF ATTORNEY

The Bank of New York Company, Inc.

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, in his or her capacity as an officer or director of The Bank of New York Company, Inc., a New York corporation, (the “Company”), does hereby make, constitute and appoint Thomas A. Renyi, Gerald L. Hassell, Bruce W. Van Saun, John M. Liftin and Patricia A. Bicket and each of them individually as the true and lawful attorney of the undersigned with power to act with or without the others and with power of substitution and resubstitution, and in the undersigned’s name, place and stead and in the undersigned’s capacity as an officer or director or both to execute, deliver and file any and all instruments and documents and to effect any and all applications which said attorneys-in-fact and agents, or any of them, may deem advisable or necessary to enable the Company to comply with the Securities Act of 1933, as amended (the “Act”), any rules, regulations and requirements of the Securities and Exchange Commission (“SEC”) in respect thereof and the securities laws of any of the several States, in connection with the registration of the securities of the Company being registered on the Registration Statement on Form S-3 or such other appropriate form to which this power of attorney is filed as an exhibit (the “Securities”), on the undersigned’s behalf, in any and all capacities stated therein, and to file such Registration Statement or statements and to sign and file with the SEC any and all amendments to such Registration Statement or statements including post effective amendments and any other documents in support thereof or supplemental thereto, hereby granting to said attorneys and each of them full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever as any of said attorneys individually may deem necessary or advisable to fully carry out the intent of the foregoing as the undersigned might or could do in person. The undersigned hereby ratifies, confirms and approves the actions of said attorneys and each of them which they may do or cause to be done by virtue of these Presents.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney January 10, 2006.

/S/ FRANK J. BIONDI, JR.
Frank J. Biondi, Jr.

Exhibit 24.1

POWER OF ATTORNEY

The Bank of New York Company, Inc.

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, in his or her capacity as an officer or director of The Bank of New York Company, Inc., a New York corporation, (the “Company”), does hereby make, constitute and appoint Thomas A. Renyi, Gerald L. Hassell, Bruce W. Van Saun, John M. Liftin and Patricia A. Bicket and each of them individually as the true and lawful attorney of the undersigned with power to act with or without the others and with power of substitution and resubstitution, and in the undersigned’s name, place and stead and in the undersigned’s capacity as an officer or director or both to execute, deliver and file any and all instruments and documents and to effect any and all applications which said attorneys-in-fact and agents, or any of them, may deem advisable or necessary to enable the Company to comply with the Securities Act of 1933, as amended (the “Act”), any rules, regulations and requirements of the Securities and Exchange Commission (“SEC”) in respect thereof and the securities laws of any of the several States, in connection with the registration of the securities of the Company being registered on the Registration Statement on Form S-3 or such other appropriate form to which this power of attorney is filed as an exhibit (the “Securities”), on the undersigned’s behalf, in any and all capacities stated therein, and to file such Registration Statement or statements and to sign and file with the SEC any and all amendments to such Registration Statement or statements including post effective amendments and any other documents in support thereof or supplemental thereto, hereby granting to said attorneys and each of them full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever as any of said attorneys individually may deem necessary or advisable to fully carry out the intent of the foregoing as the undersigned might or could do in person. The undersigned hereby ratifies, confirms and approves the actions of said attorneys and each of them which they may do or cause to be done by virtue of these Presents.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney January 10, 2006.

/S/ NICHOLAS M. DONOFRIO
Nicholas M. Donofrio

POWER OF ATTORNEY

The Bank of New York Company, Inc.

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, in his or her capacity as an officer or director of The Bank of New York Company, Inc., a New York corporation, (the “Company”), does hereby make, constitute and appoint Thomas A. Renyi, Gerald L. Hassell, Bruce W. Van Saun, John M. Liftin and Patricia A. Bicket and each of them individually as the true and lawful attorney of the undersigned with power to act with or without the others and with power of substitution and resubstitution, and in the undersigned’s name, place and stead and in the undersigned’s capacity as an officer or director or both to execute, deliver and file any and all instruments and documents and to effect any and all applications which said attorneys-in-fact and agents, or any of them, may deem advisable or necessary to enable the Company to comply with the Securities Act of 1933, as amended (the “Act”), any rules, regulations and requirements of the Securities and Exchange Commission (“SEC”) in respect thereof and the securities laws of any of the several States, in connection with the registration of the securities of the Company being registered on the Registration Statement on Form S-3 or such other appropriate form to which this power of attorney is filed as an exhibit (the “Securities”), on the undersigned’s behalf, in any and all capacities stated therein, and to file such Registration Statement or statements and to sign and file with the SEC any and all amendments to such Registration Statement or statements including post effective amendments and any other documents in support thereof or supplemental thereto, hereby granting to said attorneys and each of them full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever as any of said attorneys individually may deem necessary or advisable to fully carry out the intent of the foregoing as the undersigned might or could do in person. The undersigned hereby ratifies, confirms and approves the actions of said attorneys and each of them which they may do or cause to be done by virtue of these Presents.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney January 10, 2006.

/S/ RICHARD J. KOGAN
Richard J. Kogan

POWER OF ATTORNEY

The Bank of New York Company, Inc.

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, in his or her capacity as an officer or director of The Bank of New York Company, Inc., a New York corporation, (the “Company”), does hereby make, constitute and appoint Thomas A. Renyi, Gerald L. Hassell, Bruce W. Van Saun, John M. Liftin and Patricia A. Bicket and each of them individually as the true and lawful attorney of the undersigned with power to act with or without the others and with power of substitution and resubstitution, and in the undersigned’s name, place and stead and in the undersigned’s capacity as an officer or director or both to execute, deliver and file any and all instruments and documents and to effect any and all applications which said attorneys-in-fact and agents, or any of them, may deem advisable or necessary to enable the Company to comply with the Securities Act of 1933, as amended (the “Act”), any rules, regulations and requirements of the Securities and Exchange Commission (“SEC”) in respect thereof and the securities laws of any of the several States, in connection with the registration of the securities of the Company being registered on the Registration Statement on Form S-3 or such other appropriate form to which this power of attorney is filed as an exhibit (the “Securities”), on the undersigned’s behalf, in any and all capacities stated therein, and to file such Registration Statement or statements and to sign and file with the SEC any and all amendments to such Registration Statement or statements including post effective amendments and any other documents in support thereof or supplemental thereto, hereby granting to said attorneys and each of them full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever as any of said attorneys individually may deem necessary or advisable to fully carry out the intent of the foregoing as the undersigned might or could do in person. The undersigned hereby ratifies, confirms and approves the actions of said attorneys and each of them which they may do or cause to be done by virtue of these Presents.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney January 10, 2006.

/S/ MICHAEL J. KOWALSKI
Michael J. Kowalski

POWER OF ATTORNEY

The Bank of New York Company, Inc.

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, in his or her capacity as an officer or director of The Bank of New York Company, Inc., a New York corporation, (the “Company”), does hereby make, constitute and appoint Thomas A. Renyi, Gerald L. Hassell, Bruce W. Van Saun, John M. Liftin and Patricia A. Bicket and each of them individually as the true and lawful attorney of the undersigned with power to act with or without the others and with power of substitution and resubstitution, and in the undersigned’s name, place and stead and in the undersigned’s capacity as an officer or director or both to execute, deliver and file any and all instruments and documents and to effect any and all applications which said attorneys-in-fact and agents, or any of them, may deem advisable or necessary to enable the Company to comply with the Securities Act of 1933, as amended (the “Act”), any rules, regulations and requirements of the Securities and Exchange Commission (“SEC”) in respect thereof and the securities laws of any of the several States, in connection with the registration of the securities of the Company being registered on the Registration Statement on Form S-3 or such other appropriate form to which this power of attorney is filed as an exhibit (the “Securities”), on the undersigned’s behalf, in any and all capacities stated therein, and to file such Registration Statement or statements and to sign and file with the SEC any and all amendments to such Registration Statement or statements including post effective amendments and any other documents in support thereof or supplemental thereto, hereby granting to said attorneys and each of them full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever as any of said attorneys individually may deem necessary or advisable to fully carry out the intent of the foregoing as the undersigned might or could do in person. The undersigned hereby ratifies, confirms and approves the actions of said attorneys and each of them which they may do or cause to be done by virtue of these Presents.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney January 10, 2006.

/S/ JOHN A. LUKE, JR.
John A. Luke, Jr.

POWER OF ATTORNEY

The Bank of New York Company, Inc.

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, in his or her capacity as an officer or director of The Bank of New York Company, Inc., a New York corporation, (the “Company”), does hereby make, constitute and appoint Thomas A. Renyi, Gerald L. Hassell, Bruce W. Van Saun, John M. Liftin and Patricia A. Bicket and each of them individually as the true and lawful attorney of the undersigned with power to act with or without the others and with power of substitution and resubstitution, and in the undersigned’s name, place and stead and in the undersigned’s capacity as an officer or director or both to execute, deliver and file any and all instruments and documents and to effect any and all applications which said attorneys-in-fact and agents, or any of them, may deem advisable or necessary to enable the Company to comply with the Securities Act of 1933, as amended (the “Act”), any rules, regulations and requirements of the Securities and Exchange Commission (“SEC”) in respect thereof and the securities laws of any of the several States, in connection with the registration of the securities of the Company being registered on the Registration Statement on Form S-3 or such other appropriate form to which this power of attorney is filed as an exhibit (the “Securities”), on the undersigned’s behalf, in any and all capacities stated therein, and to file such Registration Statement or statements and to sign and file with the SEC any and all amendments to such Registration Statement or statements including post effective amendments and any other documents in support thereof or supplemental thereto, hereby granting to said attorneys and each of them full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever as any of said attorneys individually may deem necessary or advisable to fully carry out the intent of the foregoing as the undersigned might or could do in person. The undersigned hereby ratifies, confirms and approves the actions of said attorneys and each of them which they may do or cause to be done by virtue of these Presents.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney January 10, 2006.

/S/ JOHN C. MALONE
John C. Malone

POWER OF ATTORNEY

The Bank of New York Company, Inc.

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, in his or her capacity as an officer or director of The Bank of New York Company, Inc., a New York corporation, (the “Company”), does hereby make, constitute and appoint Thomas A. Renyi, Gerald L. Hassell, Bruce W. Van Saun, John M. Liftin and Patricia A. Bicket and each of them individually as the true and lawful attorney of the undersigned with power to act with or without the others and with power of substitution and resubstitution, and in the undersigned’s name, place and stead and in the undersigned’s capacity as an officer or director or both to execute, deliver and file any and all instruments and documents and to effect any and all applications which said attorneys-in-fact and agents, or any of them, may deem advisable or necessary to enable the Company to comply with the Securities Act of 1933, as amended (the “Act”), any rules, regulations and requirements of the Securities and Exchange Commission (“SEC”) in respect thereof and the securities laws of any of the several States, in connection with the registration of the securities of the Company being registered on the Registration Statement on Form S-3 or such other appropriate form to which this power of attorney is filed as an exhibit (the “Securities”), on the undersigned’s behalf, in any and all capacities stated therein, and to file such Registration Statement or statements and to sign and file with the SEC any and all amendments to such Registration Statement or statements including post effective amendments and any other documents in support thereof or supplemental thereto, hereby granting to said attorneys and each of them full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever as any of said attorneys individually may deem necessary or advisable to fully carry out the intent of the foregoing as the undersigned might or could do in person. The undersigned hereby ratifies, confirms and approves the actions of said attorneys and each of them which they may do or cause to be done by virtue of these Presents.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney January 10, 2006.

/S/ PAUL MYNERS
Paul Myners

POWER OF ATTORNEY

The Bank of New York Company, Inc.

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, in his or her capacity as an officer or director of The Bank of New York Company, Inc., a New York corporation, (the “Company”), does hereby make, constitute and appoint Thomas A. Renyi, Gerald L. Hassell, Bruce W. Van Saun, John M. Liftin and Patricia A. Bicket and each of them individually as the true and lawful attorney of the undersigned with power to act with or without the others and with power of substitution and resubstitution, and in the undersigned’s name, place and stead and in the undersigned’s capacity as an officer or director or both to execute, deliver and file any and all instruments and documents and to effect any and all applications which said attorneys-in-fact and agents, or any of them, may deem advisable or necessary to enable the Company to comply with the Securities Act of 1933, as amended (the “Act”), any rules, regulations and requirements of the Securities and Exchange Commission (“SEC”) in respect thereof and the securities laws of any of the several States, in connection with the registration of the securities of the Company being registered on the Registration Statement on Form S-3 or such other appropriate form to which this power of attorney is filed as an exhibit (the “Securities”), on the undersigned’s behalf, in any and all capacities stated therein, and to file such Registration Statement or statements and to sign and file with the SEC any and all amendments to such Registration Statement or statements including post effective amendments and any other documents in support thereof or supplemental thereto, hereby granting to said attorneys and each of them full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever as any of said attorneys individually may deem necessary or advisable to fully carry out the intent of the foregoing as the undersigned might or could do in person. The undersigned hereby ratifies, confirms and approves the actions of said attorneys and each of them which they may do or cause to be done by virtue of these Presents.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney January 10, 2006.

/S/ CATHERINE A. REIN
Catherine A. Rein

POWER OF ATTORNEY

The Bank of New York Company, Inc.

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, in his or her capacity as an officer or director of The Bank of New York Company, Inc., a New York corporation, (the “Company”), does hereby make, constitute and appoint Thomas A. Renyi, Gerald L. Hassell, Bruce W. Van Saun, John M. Liftin and Patricia A. Bicket and each of them individually as the true and lawful attorney of the undersigned with power to act with or without the others and with power of substitution and resubstitution, and in the undersigned’s name, place and stead and in the undersigned’s capacity as an officer or director or both to execute, deliver and file any and all instruments and documents and to effect any and all applications which said attorneys-in-fact and agents, or any of them, may deem advisable or necessary to enable the Company to comply with the Securities Act of 1933, as amended (the “Act”), any rules, regulations and requirements of the Securities and Exchange Commission (“SEC”) in respect thereof and the securities laws of any of the several States, in connection with the registration of the securities of the Company being registered on the Registration Statement on Form S-3 or such other appropriate form to which this power of attorney is filed as an exhibit (the “Securities”), on the undersigned’s behalf, in any and all capacities stated therein, and to file such Registration Statement or statements and to sign and file with the SEC any and all amendments to such Registration Statement or statements including post effective amendments and any other documents in support thereof or supplemental thereto, hereby granting to said attorneys and each of them full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever as any of said attorneys individually may deem necessary or advisable to fully carry out the intent of the foregoing as the undersigned might or could do in person. The undersigned hereby ratifies, confirms and approves the actions of said attorneys and each of them which they may do or cause to be done by virtue of these Presents.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney January 10, 2006.

/S/ WILLIAM C. RICHARDSON
William C. Richardson

POWER OF ATTORNEY

The Bank of New York Company, Inc.

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, in his or her capacity as an officer or director of The Bank of New York Company, Inc., a New York corporation, (the “Company”), does hereby make, constitute and appoint Thomas A. Renyi, Gerald L. Hassell, Bruce W. Van Saun, John M. Liftin and Patricia A. Bicket and each of them individually as the true and lawful attorney of the undersigned with power to act with or without the others and with power of substitution and resubstitution, and in the undersigned’s name, place and stead and in the undersigned’s capacity as an officer or director or both to execute, deliver and file any and all instruments and documents and to effect any and all applications which said attorneys-in-fact and agents, or any of them, may deem advisable or necessary to enable the Company to comply with the Securities Act of 1933, as amended (the “Act”), any rules, regulations and requirements of the Securities and Exchange Commission (“SEC”) in respect thereof and the securities laws of any of the several States, in connection with the registration of the securities of the Company being registered on the Registration Statement on Form S-3 or such other appropriate form to which this power of attorney is filed as an exhibit (the “Securities”), on the undersigned’s behalf, in any and all capacities stated therein, and to file such Registration Statement or statements and to sign and file with the SEC any and all amendments to such Registration Statement or statements including post effective amendments and any other documents in support thereof or supplemental thereto, hereby granting to said attorneys and each of them full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever as any of said attorneys individually may deem necessary or advisable to fully carry out the intent of the foregoing as the undersigned might or could do in person. The undersigned hereby ratifies, confirms and approves the actions of said attorneys and each of them which they may do or cause to be done by virtue of these Presents.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney January 10, 2006.

/S/ BRIAN L. ROBERTS
Brian L. Roberts

POWER OF ATTORNEY

The Bank of New York Company, Inc.

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, in his or her capacity as an officer or director of The Bank of New York Company, Inc., a New York corporation, (the “Company”), does hereby make, constitute and appoint Thomas A. Renyi, Gerald L. Hassell, Bruce W. Van Saun, John M. Liftin and Patricia A. Bicket and each of them individually as the true and lawful attorney of the undersigned with power to act with or without the others and with power of substitution and resubstitution, and in the undersigned’s name, place and stead and in the undersigned’s capacity as an officer or director or both to execute, deliver and file any and all instruments and documents and to effect any and all applications which said attorneys-in-fact and agents, or any of them, may deem advisable or necessary to enable the Company to comply with the Securities Act of 1933, as amended (the “Act”), any rules, regulations and requirements of the Securities and Exchange Commission (“SEC”) in respect thereof and the securities laws of any of the several States, in connection with the registration of the securities of the Company being registered on the Registration Statement on Form S-3 or such other appropriate form to which this power of attorney is filed as an exhibit (the “Securities”), on the undersigned’s behalf, in any and all capacities stated therein, and to file such Registration Statement or statements and to sign and file with the SEC any and all amendments to such Registration Statement or statements including post effective amendments and any other documents in support thereof or supplemental thereto, hereby granting to said attorneys and each of them full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever as any of said attorneys individually may deem necessary or advisable to fully carry out the intent of the foregoing as the undersigned might or could do in person. The undersigned hereby ratifies, confirms and approves the actions of said attorneys and each of them which they may do or cause to be done by virtue of these Presents.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney January 10, 2006.

/S/ SAMUEL C. SCOTT III
Samuel C. Scott III

POWER OF ATTORNEY

The Bank of New York Company, Inc.

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, in his or her capacity as an officer or director of The Bank of New York Company, Inc., a New York corporation, (the “Company”), does hereby make, constitute and appoint Thomas A. Renyi, Gerald L. Hassell, Bruce W. Van Saun, John M. Liftin and Patricia A. Bicket and each of them individually as the true and lawful attorney of the undersigned with power to act with or without the others and with power of substitution and resubstitution, and in the undersigned’s name, place and stead and in the undersigned’s capacity as an officer or director or both to execute, deliver and file any and all instruments and documents and to effect any and all applications which said attorneys-in-fact and agents, or any of them, may deem advisable or necessary to enable the Company to comply with the Securities Act of 1933, as amended (the “Act”), any rules, regulations and requirements of the Securities and Exchange Commission (“SEC”) in respect thereof and the securities laws of any of the several States, in connection with the registration of the securities of the Company being registered on the Registration Statement on Form S-3 or such other appropriate form to which this power of attorney is filed as an exhibit (the “Securities”), on the undersigned’s behalf, in any and all capacities stated therein, and to file such Registration Statement or statements and to sign and file with the SEC any and all amendments to such Registration Statement or statements including post effective amendments and any other documents in support thereof or supplemental thereto, hereby granting to said attorneys and each of them full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever as any of said attorneys individually may deem necessary or advisable to fully carry out the intent of the foregoing as the undersigned might or could do in person. The undersigned hereby ratifies, confirms and approves the actions of said attorneys and each of them which they may do or cause to be done by virtue of these Presents.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney January 10, 2006.

/S/ RICHARD C. VAUGHAN
Richard C. Vaughan

Exhibit 24.1

POWER OF ATTORNEY

The Bank of New York Company, Inc.

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, in his or her capacity as an officer or director of The Bank of New York Company, Inc., a New York corporation, (the “Company”), does hereby make, constitute and appoint Thomas A. Renyi, Gerald L. Hassell, Bruce W. Van Saun, John M. Liftin and Patricia A. Bicket and each of them individually as the true and lawful attorney of the undersigned with power to act with or without the others and with power of substitution and resubstitution, and in the undersigned’s name, place and stead and in the undersigned’s capacity as an officer or director or both to execute, deliver and file any and all instruments and documents and to effect any and all applications which said attorneys-in-fact and agents, or any of them, may deem advisable or necessary to enable the Company to comply with the Securities Act of 1933, as amended (the “Act”), any rules, regulations and requirements of the Securities and Exchange Commission (“SEC”) in respect thereof and the securities laws of any of the several States, in connection with the registration of the securities of the Company being registered on the Registration Statement on Form S-3 or such other appropriate form to which this power of attorney is filed as an exhibit (the “Securities”), on the undersigned’s behalf, in any and all capacities stated therein, and to file such Registration Statement or statements and to sign and file with the SEC any and all amendments to such Registration Statement or statements including post effective amendments and any other documents in support thereof or supplemental thereto, hereby granting to said attorneys and each of them full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever as any of said attorneys individually may deem necessary or advisable to fully carry out the intent of the foregoing as the undersigned might or could do in person. The undersigned hereby ratifies, confirms and approves the actions of said attorneys and each of them which they may do or cause to be done by virtue of these Presents.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney January 10, 2006.

/S/ GERALD L. HASSELL
Gerald L. Hassell